                                                                  EXECUTION COPY

                    AMENDMENT NO. 4 AND AGREEMENT dated as of December 21, 2004
               (this "Amendment"), to the Credit Agreement dated as of November
               28, 2000 (as amended and restated as of June 20, 2002, and as amended by Amendment No. 1 thereto dated as of July 15, 2003,
               Amendment No. 2 thereto dated as of May 26, 2004 and Amendment
               No. 3 thereto dated as of September 29, 2004, the "Credit
               Agreement"), among METALDYNE CORPORATION ("Holdings"), METALDYNE
               COMPANY LLC (the "Parent Borrower"), the Foreign Subsidiary
               Borrowers party thereto (together with Holdings and the Parent
               Borrower, the "Borrowers"), the financial institutions party to the Credit Agreement as lenders (the "Lenders"), JPMORGAN CHASE
               BANK, as Administrative Agent and Collateral Agent, CREDIT SUISSE
               FIRST BOSTON, as Syndication Agent and COMERICA BANK, FIRST UNION
               NATIONAL BANK, NATIONAL CITY BANK and BANK ONE, NA, each as
               Documentation Agent.

     A. The Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

     B. The Required Lenders are willing so to amend such provisions of the
Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          1. Amendments to Section 1.01. (a) The definition of "Applicable Rate"
is hereby amended by deleting the first paragraph and the table thereof and substituting the following therefor:

               "Applicable Rate" means, for any day (a) with respect to any
          Tranche D Term Loan, (i) 3.50% per annum (or, if the Leverage Ratio is less than or equal to 4.25 to 1.00, 3.25% per annum) in the case of an
          ABR Loan, or (ii) 4.50% per annum (or, if the Leverage Ratio is less than or equal to 4.25 to 1.00, 4.25% per annum) in the case of a
          Eurocurrency Loan, and (b) with respect to any ABR Loan or
          Eurocurrency Loan that is a Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread",
          "Eurocurrency Spread" or "Commitment Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date:

                                                                               4

=================================================================================---========================
                                                   ABR            Eurocurrency           Commitment
              Leverage Ratio:                     Spread              Spread               Fee Rate
------------------------------------------------------------------------------------------------------------

                Category 1                         3.25%              4.25%                  1.00%
                ----------
         Greater than 4.25 to 1.00
------------------------------------------------------------------------------------------------------------
                Category 2
  Less than or equal to 4.25 to 1.00 but           3.00%              4.00%                  1.00%
         greater than 3.75 to 1.00
------------------------------------------------------------------------------------------------------------
                Category 3                         2.75%              3.75%                  1.00%
                ----------
  Less than or equal to 3.75 to 1.00 but
         greater than 3.50 to 1.00
------------------------------------------------------------------------------------------------------------
                Category 4
  Less than or equal to 3.50 to 1.00 but           2.25%              3.25%                  1.00%
         greater than 3.00 to 1.00
------------------------------------------------------------------------------------------------------------
                Category 5                         2.00%              3.00%                  1.00%
                ----------
    Less than or equal to 3.00 to 1.00
============================================================================================================

          (b) The definition of "Consolidated EBITDA" in Section 1.01 is hereby amended by (i) deleting the text "and" at the end of the clause (xix) thereof and substituting "," therefor, (ii) inserting ", (xxi) nonrecurring charges and expenses in an aggregate amount not to exceed $8,000,000 related primarily to headcount reductions during the period from and including the first day of the first fiscal quarter of 2005 to and including the last day of the first fiscal quarter of 2006 and (xxii) charges not to exceed in the aggregate $2,500,000
(calculated by the Parent Borrower in its reasonable judgment and good faith)
incurred in connection with the Parent Borrower's accelerated collection programs wound down and/or terminated after June 30, 2004, to the extent such charges are not offset by accounts receivable being included in, or such programs being replaced by, another financing program of the Parent Borrower" at the end of clause (xx) thereof and (iii) inserting the following sentence at the end of the definition: "For the purpose of calculating Consolidated EBITDA for the four quarter periods ending December 31, 2004, March 31, 2005, June 30,
2005, September 30, 2005 and December 31, 2005, Consolidated EBITDA shall be additionally increased by $1,500,000, $2,700,000, $1,900,000, $1,300,000 and
$500,000, respectively".

          (c) The definition of "European Factoring Arrangement" in Section 1.01
is hereby deleted in its entirety and the following defined term is hereby inserted in appropriate alphabetical order:

          "Foreign Factoring Arrangement" means any factoring arrangements entered into by any Foreign Subsidiary with respect to accounts receivable of such entity that are held in Europe, Mexico or Canada pursuant to customary

                                                                               5

          terms, provided that the aggregate recourse and exposure in respect thereof shall not at any time exceed $15,000,000.

          (d) The definition of "Net Proceeds" in Section 1.01 is hereby amended by deleting the text "European Factoring Arrangement" in the last sentence thereof and substituting "Foreign Factoring Arrangement" therefor.

          (e) The definition of "Permitted Receivables Financing" is hereby deleted in its entirety and replaced with the following:

          "Permitted Receivables Financing" means the sale by the Parent
          Borrower and certain Subsidiaries (other than Foreign Subsidiaries) of accounts receivables (i)(a) to the Receivables Subsidiary pursuant to the Receivables Sale Agreement and (b) the sale of such accounts receivable (or participation therein) by the Receivables Subsidiary to certain purchasers pursuant to the Receivables Transfer Agreement and
          (ii) directly (or indirectly through a special purpose subsidiary) to third-parties pursuant to third-party financing agreements in transactions constituting "true sales", provided that the aggregate net investment of the purchasers under the Receivables Transfer
          Agreement and such third-party financing agreements in such accounts receivable so sold by the Parent Borrower and such Subsidiaries shall not exceed in the aggregate $250,000,000 and, provided further that any such receivables financing described in clause (ii) above shall be satisfactory to the Administrative Agent and the administrative agent under the Receivables Transfer Agreement.

          (f) The following defined term is hereby inserted in appropriate alphabetical order:

          "Fourth Amendment Effective Date" means December 21, 2004.

          2. Amendment to Section 2.05. Section 2.05(b) is hereby amended by deleting the text "$75,000,000" in clause (i) of the last sentence thereof and substituting "$95,000,000" therefor.

          3. Amendment to Section 2.11. Section 2.11 is hereby amended by inserting the following clause (i) at the end thereof:

               (i) All voluntary prepayments of Tranche D Term Loans effected on or prior to the first anniversary of the Fourth Amendment Effective
          Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans or loans under a new revolving credit facility shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Rate (or similar interest rate spread) applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the
          Applicable Rate applicable to the Tranche D Term Loans, as of the date hereof.

                                                                               6

          4. Amendment to Section 6.02. Section 6.02(c) is hereby amended by deleting the text "European Factoring Arrangement" therein and substituting
"Foreign Factoring Arrangement" therefor.

          5. Amendment to Section 6.05. Section 6.05(l) is hereby amended by deleting the text "European Factoring Arrangement" therein and substituting
"Foreign Factoring Arrangement" therefor.

          6. Amendment to Section 6.13. Section 6.13 is hereby amended by (a)
deleting the text "ending on any date during any period set forth below" in the first sentence thereof and substituting "ending on the last date of any fiscal quarter set forth below" therefor and (b) deleting the relevant portion of the table thereof in its entirety and replacing it with the following table:

                               Period                         Ratio
                               ------                         -----

          First Fiscal Quarter of 2005                     2.10 to 1.00
          Second Fiscal Quarter of 2005                    2.15 to 1.00
          Third Fiscal Quarter of 2005                     2.20 to 1.00
          Fourth Fiscal Quarter of 2005 and                2.30 to 1.00
            First Fiscal Quarter of 2006
          Second Fiscal Quarter of 2006                    2.50 to 1.00
          Third Fiscal Quarter of 2006                     2.65 to 1.00
          Fourth Fiscal Quarter of 2006                    2.75 to 1.00
            and thereafter

          7. Amendment to Section 6.14. Section 6.14 is hereby amended by (a)
deleting the text "as of any date during any period set forth below" in the first sentence thereof and substituting "as of the last date of any fiscal quarter set forth below" therefor and (b) deleting the relevant portion of the table thereof in its entirety and replacing it with the following table:

                                Period                        Ratio
                                ------                        -----
          First and Second Fiscal Quarters of 2005         5.25 to 1.00
          Third Fiscal Quarter of 2005                     5.00 to 1.00
          Fourth Fiscal Quarter of 2005                    4.75 to 1.00
          First Fiscal Quarter of 2006                     4.75 to 1.00
          Second Fiscal Quarter of 2006                    4.50 to 1.00
          Third Fiscal Quarter of 2006                     4.25 to 1.00
          Fourth Fiscal Quarter of 2006 and each           4.00 to 1.00
            fiscal quarter thereafter

          8. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

                                                                               7

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

          (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) After giving effect to this Amendment, no Default or Event of
Default has occurred and is continuing.

          9. Amendment Fee. In consideration of the agreements of the Required
Lenders contained in this Amendment, the Parent Borrower agrees to pay to the
Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 noon, New York City time, on
December 21, 2004, an amendment fee (the "Amendment Fee") equal to 20 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

          10. Conditions to Effectiveness. This Amendment shall become effective as of December 21, 2004, when (a) the Administrative Agent shall have received
(i) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Parent Borrower and the Required Lenders and (ii)
the Amendment Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the
Administrative Agent, shall have been paid or reimbursed, as applicable.

          11. Credit Agreement. Except as specifically amended hereby, the
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Amendment shall be a
Loan Document for all purposes.

          12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          14. Expenses. The Parent Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this
Amendment, including

                                                                               8

the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                                                                  EXECUTION COPY

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                                   METALDYNE CORPORATION,

                                                     by /s/ Jeffrey M. Stafeil
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                   METALDYNE COMPANY LLC,

                                                     by /s/ Jeffrey M. Stafeil
                                                        ------------------------
                                                        Name:
                                                        Title: